Filed pursuant to Rule 497(a)(1)

File No. 333-201593

Rule 482AD

Full Circle Capital Corporation Announces Non-Transferable Rights Offering

Greenwich, CT – March 16, 2015 – Full Circle Capital Corporation (the “Company”) (Nasdaq: FULL) announced today the commencement on March 13, 2015 of a non-transferable rights offering to purchase shares of common stock of the Company (the “Offering”).

In connection with the Offering, the Company is issuing non-transferable rights to subscribe for up to 11,949,034 shares of the Company’s common stock to its stockholders of record (“Record Date Stockholders”) on March 6, 2015 (the “Record Date”). Record Date Stockholders will receive one non-transferable right for each outstanding share of common stock owned on the Record Date. The rights entitle the holders to purchase one new share of common stock for every one right held. The subscription price for the common shares offered in the Offering is $3.50 per share. The Offering will expire on March 30, 2015 at 5:00 p.m., New York City time, unless the Offering is extended.

The rights are non-transferable and will not be listed for trading on the NASDAQ Global Market or any other stock exchange. The rights may not be purchased or sold and there will not be any market for trading the rights. The shares of common stock to be issued pursuant to the Offering will be listed for trading on the NASDAQ Global Market under the symbol “FULL.” Record Date Stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of the Company’s common stock, if any, which were not subscribed for by other Record Date Stockholders.

Important Dates:
Record Date:	March 6, 2015
Subscription Period:	from March 13, 2015 to March 30, 2015	(1)
Expiration Date:	March 30, 2015	(1)

(1) Unless the Offering is extended.

The Company intends to use the net proceeds from this offering for the origination of new investments in accordance with its investment objective, and for working capital and other general corporate purposes.

Ladenburg Thalmann & Co. Inc. has been selected by the Company to act as the dealer manager for the Offering.

Investors should carefully consider the investment objective, risks, and charges and expenses of the Company carefully before investing. This information can be found in the Company’s prospectus, dated March 13, 2015, a copy of which may be obtained by contacting the Information Agent, AST Fund Solutions, LLC at (877) 478-5045. An investor should carefully read the Company’s prospectus before investing. Investors should also carefully consider the risks and other factors relating to this offering set forth in the Company’s prospectus, including the dilutive effect the Offering will have on both the Company’s net asset value per share and the distributions per share the Company will be able to distribute subsequent to completion of the Offering.

How to Obtain Subscription Information

• Contact your broker-dealer, trust company, bank or other nominee where your rights are held, or

• Contact the information agent, AST Fund Solutions, LLC, toll-free at (877) 478-5045.

How to Subscribe

• Deliver a completed subscription certificate and payment to the subscription agent by the expiration date of the rights offering, or

• If your shares are held in an account with your broker-dealer, trust company, bank or other nominee, which qualifies as an Eligible Guarantor Institution under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), have your Eligible Guarantor Institution deliver a notice of guaranteed delivery to the subscription agent by the expiration date of the rights offering.

A registration statement with respect to the rights and the shares of common stock to be issued upon exercise of the rights has been filed with the Securities and Exchange Commission and has been declared effective.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. The offering may be made only by means of the Prospectus, copies of which may be obtained, when available, from Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, or by emailing syndicate@ladenburg.com (telephone number 1-800-573-2541).

About Full Circle Capital Corporation

Full Circle Capital Corporation (www.fccapital.com) is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Full Circle lends to and invests in senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by lower middle-market companies that operate in a diverse range of industries. Full Circle’s investment objective is to generate both current income and capital appreciation through debt and equity investments. For additional information visit the company’s website www.fccapital.com.

Forward-Looking Statements

This press release contains forward-looking statements which relate to future events or Full Circle's future performance or financial condition. Any statements that are not statements of historical fact (including statements containing the words “believes,” “should,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. These forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Full Circle's filings with the Securities and Exchange Commission. Full Circle undertakes no duty to update any forward-looking statements made herein.

For further information regarding the offering please contact the Information Agent:

AST Fund Solutions, LLC

55 Challenger Road, Suite 201

Ridgefield Park, NJ 07660

Toll-free: (877) 478-5045

Company Contact:	Investor Relations Contacts:
John Stuart, Chairman	Garrett Edson/Brad Cohen
Gregg J. Felton, President and Chief Executive Officer	ICR, LLC
Full Circle Capital Corporation	(203) 682 – 8200
(203) 900 – 2100
info@fccapital.com